UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

United Development Funding III, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure.

On November 3, 2017, United Development Funding III, L.P. issued a letter to investors, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	United Development Funding III, L.P. letter to investors, dated November 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

	By:	UMTH Land Development, L.P.
Its General Partner

		By:	UMT Services, Inc.
Its General Partner

Dated: November 3, 2017			By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	United Development Funding III, L.P. letter to investors, dated November 3, 2017.